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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------

       Date of Report (Date of earliest event reported): December 5, 2002

                          AmerisourceBergen Corporation
             (Exact name of Registrant as specified in its charter)

               Delaware                                 1-16671                                 23-3079390
(State or Other Jurisdiction of                 Commission File Number                       (I.R.S. Employer
Incorporation or Organization)                                                                Identification
                                                                                                  Number)


                               -------------------


                          1300 Morris Drive, Suite 100
                      Chesterbrook, Pennsylvania 19087-5594
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                               -------------------

                                      n/a
           (Former name or former address, if changed since last report)

                               -------------------

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Item 5.  Other Events.
         ------------

         On December 5, 2002, AmerisourceBergen Corporation (the "Company") issued a press release providing information about an investor meeting held that day by the Company in New York City, providing disclosure of the Company's financial expectations for the fiscal quarter ending December 31, 2002 and affirming the Company's financial expectations for the fiscal year ending September 30, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
          --------------------------------

         (c)      Exhibits.
                  99.1     Press Release dated December 5, 2002

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERISOURCEBERGEN CORPORATION

Date: December 5, 2002              By:    /s/  Michael D. DiCandilo
                                    ---------------------------------------
                                          Name:  Michael D. DiCandilo
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer